UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  June 30, 2016

Updated August 1, 2011

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2016
Monetta Mutual Funds (No-Load)

Monetta Trust:
☐ Monetta Fund
☐ Monetta Young Investor Fund

1-800-MONETTA	www.monetta.com

This Page Is Intentionally Left Blank

TABLE OF CONTENTS
Letter to Shareholders	4

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6

Disclosure of Fund Expenses	7

Schedules of Investments
Monetta Fund	8
Monetta Young Investor Fund	11

Financial Statements
Statements of Assets & Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Notice to Shareholders	23

Principal Risks :
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500 Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Please refer to the prospectus for further details.
While the Funds are no-load, management and other expenses still apply.
Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an Index.
Earnings growth is not a measure of the Fund’s future performance.
This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.
Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
Distributor: Quasar Distributors, LLC.

Dear Fellow Shareholders:	August 08, 2016

I am pleased to enclose your Fund’s Semi-Annual report for the six-month period ending June 30, 2016. The U.S. equity market, as represented by the S&P 500 Index, finished the first half up 3.84%, but not without excessive volatility.
The first half of 2016 can best be described as a financial roller coaster ride. The year started with a sharp stock market decline of 10%+. Broadly speaking, the decline was due to a weakening Chinese economy, a plunge in oil prices, growing fears of a global recession and the increasing probability of a Federal Reserve rate increase. Beginning in mid-February everything changed. The major catalyst was oil prices spiking higher on rumors of an OPEC price freeze, propelling oil prices from approximately $26 to over $41 per barrel.
The rally continued in March, on the back of good U.S. economic news as manufacturing, retail sales and labor market data reflected positive trends. Another positive catalyst was the Fed’s decision not to raise the Federal Funds rate.
The major event in the second quarter was the surprise outcome of Britain’s Brexit vote, as voters approved a referendum allowing Britain to leave the European Union. Initially the markets reacted negatively to this surprise outcome only to bounce back as the short-term political implications of Brexit are arguably less important than the long-term economic effects.
The strongest sectors during the first half were primarily defensive, high yield areas, such as utilities, telecom and consumer staples. Lagging sectors included technology, industrials and financials. Also the large-cap growth sectors generally lagged behind the performance of the large-cap value sectors.
As we enter the second half of 2016, investors will be faced with a few walls of worry to climb. Factors include the potential Brexit fallout, the upcoming presidential election, Fed monetary policy and the underlying strength of the dollar. The bond market, which rallied nicely in the first half, is expected to be flat in the second half. We believe that bond coupon payments will represent the bulk of additional fixed income return over the remainder of the year.
We believe the U.S. economy will continue to moderately expand due to a healthy consumer outlook, a stable housing market and low unemployment and interest rates. We believe the key to future economic expansion and higher stock prices will be the degree of corporate earnings growth. Although stock prices may appear extended, the market has been trading within a narrow trading band since August 2014. The general consensus expects U.S. economic growth to be slow and steady with minimal chance of a recession. In this environment and the unattractive alternatives of other asset categories, we believe this favors the growth stock sectors. Also, certain sectors such as energy and financials, which have been in an earnings recession, are beginning to show signs of turning around and could prove to be a possible catalyst, fueling the market higher.
As we enter the second half, investors should expect another financial roller coaster ride. Uncertainty around geo-political events, Fed rates moves and the upcoming presidential election can create excess volatility.
Following is detailed information summarizing both of the Fund’s performance, major security holdings and investment outlook.
We thank you for being a valued shareholder and providing us with the opportunity to help achieve your long-term investment goals.

Respectfully,
Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

Monetta Fund (Unaudited)		Period ended June 30, 2016
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$82.6 billion	$50.11 million

PERFORMANCE AS OF 6/30/2016:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	-4.83%	7.97%	6.08%	5.68%
S&P 500 Index	3.99%	11.66%	12.10%	7.42%
Total Annual Operating Expenses *	1.42%

* Source Prospectus dated April 30, 2016. Expense Ratio of 1.42% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund's current Expense Ratio, please refer to page 17 of this Semi-Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.
The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.
Portfolio Weightings(a) :
Technology	23.1%
Financial	15.3%
Consumer Cyclical	15.1%
Health Care	10.2%
Retail	8.2%
Energy	8.1%
Consumer Staple	4.7%
Capital Equipment	4.0%
Basic Material	3.8%
Transportation	2.9%
Other(b)	4.6%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.

(b) Includes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	3.6%
Alphabet, Inc. - CL C	3.5%
EOG Resources, Inc.	2.5%
MasterCard, Inc. - CL A	2.5%
Twitter, Inc.	2.1%
Total Top 5 Equity Holdings	14.2%

Commentary
The Monetta Fund declined 3.81% for the six-month period ending June 30, 2016. This lagged the 3.84% return of its benchmark index, the S&P 500 Index. The Fund’s variance to its benchmark was primarily due to its emphasis on growth stocks as investors preferred investments in defensive and high yield sectors, such as utilities, telecom and consumer staples.
Specific holdings that enhanced Fund performance included Wynn Resorts Ltd., EOG Resources, Inc. and Edwards Lifesciences Corp., representing 1.81%, 2.50% and 1.79% respectively of the June 30, 2016 portfolio net assets. Detracting from performance was Twitter, Inc., Tesoro Corp. and Walt Disney Co., which generally posted lackluster earnings, representing 2.09%, 0.00% and 0.98% respectively of the June 30, 2016 portfolio net assets. The Fund’s largest sector weightings include the technology, financial and consumer cyclical areas.
New purchases, since year-end included Constellation Brands, Inc., - CL A Hain Celestial Group, Inc. and Sherwin-Williams Co., representing 1.32%, 1.09% and 1.29% respectively of the June 30, 2016 portfolio net assets.

As we enter the second half of 2016 we believe the U.S. economy should remain relatively solid. We expect stock price appreciation to reflect higher growth trends rather than benefit from multiple expansion opportunities.
We continue to emphasize the large-cap growth stock sector in spite of its recent short-term poor relative performance. We believe that as investors gradually shift away from defensive areas in search of higher returns this could be a positive catalyst for the growth stock sector. We expect continued market volatility, particularly as we enter the U.S. election season. We view any market correction as an opportunity to consolidate/add to growth companies that demonstrate strong and sustainable business models, solid balance sheets and expanding profit margins.

Monetta Young Investor Fund (Unaudited)		Period ended June 30, 2016
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$118.8 billion	$114.51 million

PERFORMANCE AS OF 6/30/2016:	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception 12/12/2006
Monetta Young Investor Fund	-0.09%	9.44%	10.52%	9.88%
S&P 500 Index	3.99%	11.66%	12.10%	6.51%
Total Annual Operating Expenses *	1.23%

* Source Prospectus dated April 30, 2016. Expense Ratio of 1.23% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund's current Expense Ratio, please refer to page 18 of this Semi-Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.
The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.
Portfolio Weightings(a) :
Exchange Traded Funds	53.4%
Consumer Cyclical	8.0%
Healthcare	7.3%
Financial	6.8%
Technology	6.5%
Retail	5.9%
Energy	3.6%
Transportation	2.1%
Basic Material	1.1%
Capital Equipment	1.0%
Consumer Staple	0.8%
Other(b)	3.5%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.

(b) Includes cash and cash equivalents.
Top 5 Equity Holdings:
% of Net Assets
Amazon.com, Inc.	2.8%
Alphabet, Inc. - CL C	2.1%
UnitedHealth Group, Inc.	2.1%
MasterCard, Inc. - CL A	1.9%
Chevron Corp.	1.6%
Total Top 5 Equity Holdings:	10.5%

Commentary
The Monetta Young Investor Fund was up 0.63% for the first half of 2016. The return lagged that of its benchmark, the S&P 500 Index, which was up 3.84%. The Fund’s variance was primarily due to its exposure to the growth stock sector which generally lagged the value category component and defensive sectors, such as utilities, telecom and consumer staples. The Fund’s 53.36% weighting in Exchange Traded Funds that tracked the market return helped offset the weak performance in the growth stock sector.
Specific holdings that enhanced Fund performance included: Wynn Resorts Ltd., UnitedHealth Group, Inc., and Chevron Corp., representing 1.19%, 2.10% and 1.56% respectively of the June 30, 2016 portfolio net assets. Detracting from Fund performance included Delta Air Lines, Inc., Tesoro Corp. and Juniper Networks, Inc., all of which were sold.
New purchases since year end included: Whirlpool Corp., Union Pacific Corp. and Priceline Group, Inc., representing 0.90%, 1.07% and 0.87% respectively of the June 30, 2016 portfolio net assets.
As we enter the second half, we believe the economy will continue on its moderate growth trajectory. Financial market headwinds include U.S. political uncertainty, a strengthening U.S. dollar, the Brexit fallout and a possible Fed rate increase. Tailwinds include low oil prices, an improving labor market and a low interest rate environment. We continue to emphasize large-capitalization growth companies that demonstrate above average revenue and earnings stability. Although the growth stock sector has been recently out of favor we believe it will once again become a preferred sector as investors seek higher returns from their defensive holdings. We expect market volatility to remain elevated and view market corrections as attractive long-term investment opportunities.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2016
As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2016 - June 30, 2016.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/16	6/30/16	1/1/16 - 6/30/16	EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000.00	$ 961.90	$ 7.12	1.46%
Monetta Young Investor Fund	1,000.00	1,006.30	6.14	1.23%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000.00	$ 1,017.60	$ 7.32	1.46%
Monetta Young Investor Fund	1,000.00	1,018.75	6.17	1.23%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2016
Monetta Fund

COMMON STOCKS - 95.4%
NUMBER OF SHARES		VALUE
Basic Material - 3.8%
Chemical-Specialty-1.3%
2,200	Sherwin-Williams Co.	$646,074

Mining-1.1%
50,000	Freeport-McMoRan, Inc.	557,000

Paper & Forest Product-1.4%
17,000	International Paper Co.	720,460

Capital Equipment - 4.0%
Aerospace & Defense-3.2%
6,000	General Dynamics Corp.	835,440
3,400	Northrop Grumman Corp.	755,752
		1,591,192

Commercial Service-0.8%
7,000	Ryder System, Inc.	427,980

Consumer Cyclical - 15.1%

Apparel Manufacturing-3.3%
5,000	PVH Corp.	471,150
20,000	Skechers U.S.A.,
	Inc. - CL A *	594,400
15,000	Under Armour,
	Inc. - CL A *	601,950
		1,667,500
Auto & Truck Parts-1.9%
12,000	Johnson Controls, Inc.	531,120
4,300	Lear Corp.	437,568
		968,688

Household Appliance
& Furnishings-1.1%
3,200	Whirlpool Corp.	533,248

Housing-1.2%
30,000	PulteGroup, Inc.	584,700

Housing Related-1.4%
22,000	Masco Corp.	680,680

NUMBER OF SHARES		VALUE
Consumer Cyclical - 15.1% (Cont’d)
Leisure Service-5.2%
25,000	Hilton Worldwide
	Holdings, Inc.	$563,250
15,000	Las Vegas Sands Corp.	652,350
400	Priceline Group, Inc. *	499,364
10,000	Wynn Resorts Ltd.	906,400
		2,621,364

Media-Radio/TV-1.0%
5,000	Walt Disney Co.	489,100

Consumer Staple - 4.7%

Beverage-Alcoholic-1.3%
4,000	Constellation Brands,
	Inc. - CL A	661,600

Beverage-Non-Alcoholic-1.2%
6,000	Dr Pepper Snapple
	Group, Inc.	579,780

Cosmetic & Personal Care-1.1%
4,000	Kimberly-Clark Corp.	549,920

Food-1.1%
11,000	Hain Celestial Group, Inc. *	547,250

Energy - 8.1%

Oil & Gas-Exploration & Production-5.9%
10,000	Anadarko Petroleum Corp.	532,500
11,000	Apache Corp.	612,370
15,000	EOG Resources, Inc.	1,251,300
13,000	Newfield Exploration Co. *	574,340
		2,970,510
Oil & Gas-Integrated-2.2%
6,000	Chevron Corp.	628,980
30,000	Marathon Oil Corp.	450,300
		1,079,280

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2016
Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
Financial - 15.3%
Bank-Money Center-4.5%
40,000	Bank of America Corp.	$530,800
20,000	Bank of New York
	Mellon Corp.	777,000
15,000	JPMorgan Chase & Co.	932,100
		2,239,900
Bank-Super Regional-1.8%
22,000	SunTrust Banks, Inc.	903,760

Brokerage & Investment
Management-1.4%
27,000	Charles Schwab Corp.	683,370

Finance-Miscellaneous-5.1%
6,000	CME Group, Inc.	584,400
14,000	MasterCard, Inc. - CL A	1,232,840
10,000	Visa, Inc. - CL A	741,700
		2,558,940

Insurance-Accident & Health-1.2%
8,500	Aflac, Inc.	613,360

Insurance-Property & Casualty-1.3%
20,000	Progressive Corp.	670,000

Healthcare - 10.2%

Healthcare-Biomedical/Genetic-1.2%
4,000	Thermo Fisher
	Scientific, Inc.	591,040

Healthcare-Drug/Diversified-1.2%
10,000	AbbVie, Inc.	619,100

Healthcare-Instrument-1.6%
1,200	Intuitive Surgical, Inc. *	793,692

Healthcare-Patient Care-3.0%
4,000	Aetna, Inc.	488,520
7,000	Centene Corp. *	499,590
7,000	HCA Holdings, Inc. *	539,070
		1,527,180

NUMBER OF SHARES		VALUE
Healthcare - 10.2% (Cont’d)
Healthcare-Product-3.2%
9,000	Edwards Lifesciences
	Corp. *	$897,570
8,000	Medtronic, PLC °	694,160
		1,591,730
Retail - 8.2%

Retail-Major Chain-1.2%
8,000	Wal-Mart Stores, Inc.	584,160

Retail-Specialty-7.0%
2,500	Amazon.com, Inc. *	1,789,050
4,000	Home Depot, Inc.	510,760
2,200	O'Reilly Automotive, Inc. *	596,420
8,000	TJX Companies, Inc.	617,840
		3,514,070
Technology - 23.1%

Computer Data Storage-0.9%
10,000	Western Digital Corp.	472,600

Computer-Service-1.1%
9,800	Cognizant Technology
	Solutions Corp. - CL A *	560,952

Computer-Software-3.8%
15,000	Microsoft Corp.	767,550
7,500	salesforce.com, Inc. *	595,575
9,000	VMware, Inc. - CL A *	514,980
		1,878,105
Electronic-Instrumentation-1.3%
6,500	Danaher Corp.	656,500

Electronic-Semiconductor-2.1%
6,500	NXP Semiconductors NV *°	509,210
10,000	QUALCOMM, Inc.	535,700
		1,044,910
Internet-7.4%
2,500	Alphabet, Inc. - CL C *	1,730,250
8,000	Facebook, Inc. - CL A *	914,240
62,000	Twitter, Inc. *	1,048,420
		3,692,910

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2016
Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
Technology - 23.1% (Cont’d)
Office-Equipment-1.6%
11,000	Avery Dennison Corp.	$822,250

Telecommunication Equipment-1.1%
6,500	Harris Corp.	542,360

Telecommunication Service-3.8%
10,000	Comcast Corp. - CL A	651,900
15,000	T-Mobile US, Inc. *	649,050
11,000	Verizon Communications,
	Inc.	614,240
		1,915,190

Transportation - 2.9%

Airline-1.2%
15,000	Southwest Airlines Co.	588,150

Railroad-1.7%
10,000	Union Pacific Corp.	872,500

Total Common Stocks
(Cost $42,790,345)		47,813,055

	NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 6.9%
3,444,185	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.435 ^	$3,444,185

	Total Money Market Funds	3,444,185
	(Cost $3,444,185)

	Total Investments
	(Cost $46,234,530) (a) - 102.3%	51,257,240

	Liabilities in Excess of
	Other Assets - (2.3)%	(1,151,894)

	TOTAL NET ASSETS - 100.00%	$50,105,346

(a) Cost for book purposes is approximately $46,234,530. The approximate aggregate gross unrealized appreciation is $6,184,649, and the approximate aggregate gross unrealized depreciation is $1,161,939, resulting in net unrealized appreciation of $5,022,710. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.
* Non Income Producing.
° Foreign security.
^ Rate shown is the seven day effective yield at June 30, 2016.
Industry classification provided by William O'Neil & Co., Inc.
The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2016
Monetta Young Investor Fund

COMMON STOCKS - 43.1%
NUMBER OF SHARES		VALUE
Basic Material - 1.1%
Chemical-Specialty-1.1%
4,500	Sherwin-Williams Co.	$1,321,515
Capital Equipment - 1.0%

Aerospace & Defense-1.0%
5,000	Northrop Grumman Corp.	1,111,400

Consumer Cyclical - 8.0%

Apparel Manufacturing-2.0%
42,000	Skechers U.S.A.,
	Inc. - CL A *	1,248,240
25,000	Under Armour, Inc. - CL A *	1,003,250
		2,251,490
Household Appliance
& Furnishings-0.9%
6,200	Whirlpool Corp.	1,033,168

Housing-1.0%
60,000	PulteGroup, Inc.	1,169,400

Leisure Service-3.2%
30,000	Las Vegas Sands Corp.	1,304,700
800	Priceline Group, Inc. *	998,728
15,000	Wynn Resorts Ltd.	1,359,600
		3,663,028
Media-Radio/TV-0.9%
10,000	Walt Disney Co.	978,200

Consumer Staple - 0.8%
Beverage-Non-Alcoholic-0.8%
9,800	Dr Pepper Snapple
	Group, Inc.	946,974

Energy - 3.6%
Oil & Gas-Exploration & Production-1.1%
15,000	EOG Resources, Inc.	1,251,300

Oil & Gas-Integrated-2.5%
17,000	Chevron Corp.	1,782,110
12,000	Exxon Mobil Corp.	1,124,880
		2,906,990

NUMBER OF SHARES		VALUE
Financial - 6.8%
Bank-Money Center-3.8%
100,000	Bank of America Corp.	$ 1,327,000
38,000	Bank of New York
	Mellon Corp.	1,476,300
25,000	JPMorgan Chase & Co.	1,553,500
		4,356,800

Finance-Miscellaneous-1.9%
25,000	MasterCard, Inc. - CL A	2,201,500

Insurance-Property & Casualty-1.1%
38,000	Progressive Corp.	1,273,000

Healthcare - 7.3%

Healthcare-Drug/Diversified-0.9%
17,500	AbbVie, Inc.	1,083,425

Healthcare-Instrument-1.2%
2,000	Intuitive Surgical, Inc. *	1,322,820

Healthcare-Patient Care-4.1%
9,000	Aetna, Inc.	1,099,170
15,000	HCA Holdings, Inc. *	1,155,150
17,000	UnitedHealth Group, Inc.	2,400,400
		4,654,720
Healthcare-Product-1.1%
13,000	Edwards Lifesciences
	Corp. *	1,296,490
Retail - 5.9%

Retail-Major Chain-1.0%
15,000	Wal-Mart Stores, Inc.	1,095,300

Retail-Specialty-4.9%
4,500	Amazon.com, Inc. *	3,220,290
10,000	Home Depot, Inc.	1,276,900
15,000	TJX Companies, Inc.	1,158,450
		5,655,640

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2016
Monetta Young Investor Fund (Continued)

NUMBER OF SHARES		VALUE
Technology - 6.5%
Computer-Software-1.7%
20,000	Microsoft Corp.	$1,023,400
16,000	VMware, Inc. - CL A *	915,520
		1,938,920

Internet-4.8%
3,500	Alphabet, Inc. - CL C *	2,422,350
12,000	Facebook, Inc. - CL A *	1,371,360
100,000	Twitter, Inc. *	1,691,000
		5,484,710

Transportation - 2.1%

Airline-1.0%
30,000	Southwest Airlines Co.	1,176,300

Railroad-1.1%
14,000	Union Pacific Corp.	1,221,500

Total Common Stocks
(Cost $42,592,040)		49,394,590

EXCHANGE TRADED FUNDS - 53.4%

70,000	iShares Core S&P 500	14,749,000
120,000	Schwab Strategic
	Trust Large-Cap	5,972,400
55,000	SPDR S&P 500 Trust	11,524,150
69,000	Vanguard Growth	7,396,800
76,000	Vanguard Large-Cap	7,288,400
37,000	Vanguard S&P 500	7,112,140
83,000	Vanguard Value	7,054,170

Total Exchange Traded Funds
(Cost $46,915,921)		61,097,060

	NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 3.2%
3,629,033	STIT - Liquid Assets
	Portfolio, Institutional
	Class, 0.435 ^	$3,629,033

	Total Money Market Funds
	(Cost $3,629,033)	3,629,033

	Total Investments
	(Cost $93,136,994) (a) - 99.7%	114,120,683

	Other Net Assets
	Less Liabilities - 0.3%	385,044

	TOTAL NET ASSETS - 100.00%	$114,505,727

(a) Cost for book purposes is approximately $93,136,994. The approximate aggregate gross unrealized appreciation is $22,274,513, and the approximate aggregate gross unrealized depreciation is $1,290,824, resulting in net unrealized appreciation of $20,983,689. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.
* Non Income Producing.
^ Rate shown is the seven day effective yield at June 30, 2016.
Industry classification provided by William O'Neil & Co., Inc.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (Unaudited)	June 30, 2016

		Monetta Young
	Monetta Fund	Investor Fund
Assets:
Investments at value (a)	$51,257,240	$114,120,683
Receivables:
Investments sold	513,113	932,932
Interest and dividends	25,078	74,918
Fund shares sold	530	772,672
Prepaid expenses	13,591	16,521
Total Assets	51,809,552	115,917,726

Liabilities:
Payables:
Investment advisory fees (Note 2)	39,446	52,275
Distribution expense (Note 5)	—	99,798
Investments purchased	1,483,588	1,018,694
Fund shares redeemed	138,343	165,247
Accrued trustee fees	2,978	6,650
Accrued compliance fees	577	1,473
Accrued other expenses	39,274	67,862
Total Liabilities	1,704,206	1,411,999
Net Assets	$50,105,346	$114,505,727

Anaylsis of net assets:
Paid in capital	44,275,585	90,934,300
Accumulated undistributed net investment income (loss)	(4,359)	318,849
Accumulated undistributed net realized gain on investments	811,410	2,268,889
Net unrealized appreciation on investments	5,022,710	20,983,689
Net Assets	$50,105,346	$114,505,727

(a) Investments at cost	$46,234,530	$93,136,994

Shares of beneficial interest issued outstanding	3,200,198	5,992,019
Net asset value, offering price and redemption price per share	$15.66	$19.11

The accompanying notes are an integral part of these financial statements.

		Monetta Young
	Monetta Fund	Investor Fund
Investment income and expenses:
Investment income:
Interest	$5,616	$8,619
Dividends	355,468	1,011,389
Total investment income	361,084	1,020,008

Expenses:
Investment advisory fees (Note 2)	238,169	314,095
Distribution expense (Note 5)	—	142,770
Transfer and shareholder servicing agent fee	45,429	114,259
Administration expense	17,267	27,949
Accounting fees	14,792	14,121
State registration fees	10,603	12,634
Audit fees	7,239	7,239
Custodian fees	6,825	13,334
Trustee fees	6,585	14,768
Compliance expense	6,427	14,738
Printing and postage fees	5,130	10,838
Legal fees	3,866	8,758
Other expenses	3,111	6,121
Total expenses	365,443	701,624
Net investment income (loss)	(4,359)	318,384

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	788,875	1,525,241
Net change in unrealized appreciation of investments	(2,871,032)	(1,319,857)
Net gain (loss) on investments	(2,082,157)	205,384
Net increase (decrease) in net assets from operations	$(2,086,516)	$523,768

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For the Six-Month Period Ended June 30, 2016 and Year Ended December 31, 2015

			Monetta Young
	Monetta Fund		Investor Fund
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(4,359)	$(58,443)	$318,384	$554,441
Net realized gain on investments	788,875	5,210,363	1,525,241	9,027,177
Net change in unrealized appreciation
of investments	(2,871,032)	(3,391,243)	(1,319,857)	(7,484,519)
Net increase (decrease) in net assets
from operations	(2,086,516)	1,760,677	523,768	2,097,099

Distributions paid from:
Net investment income	–	–	–	(554,437)
Net realized gain	–	(6,002,389)	–	(11,179,767)
Total distributions to shareholders	–	(6,002,389)	–	(11,734,204)

From capital transactions (Note 3):
Proceeds from shares sold	297,000	559,246	27,802,282	35,819,072

Net asset value of shares issued
through dividend reinvestment	–	5,885,260	–	10,876,562
Cost of shares redeemed	(1,813,710)	(3,862,133)	(33,970,537)	(59,729,413)

Increase (decrease) in net assets from
capital transactions	(1,516,710)	2,582,373	(6,168,255)	(13,033,779)
Total decrease in net assets	(3,603,226)	(1,659,339)	(5,644,487)	(22,670,884)

Net assets at beginning of period	$53,708,572	$55,367,911	$120,150,214	$142,821,098

Net assets at end of period	$50,105,346	$53,708,572	$114,505,727	$120,150,214

Accumulated undistributed net
investment income (loss)	$(4,359)	$–	$318,849	$465

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
For a share outstanding	June 30, 2016		December 31,	December 31,	December 31,		December 31,		December 31,
throughout the period are as follows:	(Unaudited)		2015	2014	2013		2012		2011

Net asset value at beginning
of period	$16.28		$17.68	$18.45	$14.87		$13.68		$15.86

Investment Operations:
Net investment loss	(0.00	)(b)	(0.02)	(0.04)	(0.00	)(b)	(0.04)		(0.14)
Net realized and unrealized
gain (loss) on investments	(0.62)		0.64	1.39	5.18		1.47		(2.04)

Total from investment operations	(0.62)		0.62	1.35	5.18		1.43		(2.18)

Less Distributions:
From net investment income	-		-	-	-		-		-
From net realized gains	-		(2.02)	(2.12)	(1.60)		(0.24)		-

Total distributions	-		(2.02)	(2.12)	(1.60)		(0.24)		-

Net asset value at end of period	$15.66		$16.28	$17.68	$18.45		$14.87		$13.68

Total return	-3.81	%(c)	3.19%	7.15%	34.89%		10.47%		-13.75%
Ratios to average net assets:
Expenses - Net	1.46	%(d)	1.40%	1.44%	1.51%		1.65%		1.59%
Expenses - Gross	1.46	%(d)	1.40%	1.44%	1.53	%(a)	1.70	%(a)	1.65	%(a)
Net investment loss	(0.02	)%(d)	(0.11)%	(0.24)%	(0.02)%		(0.27)%		(0.90)%
Portfolio turnover	59.9%		146.2%	137.2%	96.3%		131.8%		123.1%
Net assets ($ in thousands)	$50,105		$53,709	$55,368	$54,480		$43,799		$43,673

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.
(b) Rounds to zero.
(c) Not annualized.
(d) Annualized.
The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
For a share outstanding	June 30, 2016		December 31,	December 31,	December 31,		December 31,		December 31,
throughout the period are as follows:	(Unaudited)		2015	2014	2013		2012		2011

Net asset value at beginning
of period	$18.99		$20.65	$19.31	$14.91		$13.20		$13.19

Investment Operations:
Net investment income	0.05		0.09	0.09	0.15		0.15		0.06
Net realized and unrealized
gain on investments	0.07		0.25	1.79	4.74		1.79		0.13

Total from investment operations	0.12		0.34	1.88	4.89		1.94		0.19

Less Distributions:
From net investment income	-		(0.09)	(0.09)	(0.10)		(0.13)		(0.06)
From net realized gains	-		(1.91)	(0.45)	(0.39)		(0.10)		(0.12)

Total distributions	-		(2.00)	(0.54)	(0.49)		(0.23)		(0.18)

Net asset value at end of period	$19.11		$18.99	$20.65	$19.31		$14.91		$13.20

Total return	0.63	%(b)	1.40%	9.67%	32.78%		14.71%		1.51%
Ratios to average net assets:
Expenses - Net	1.23	%(c)	1.18%	1.16%	1.00%		1.00%		1.00%
Expenses - Gross	1.23	%(c)	1.18%	1.19%	1.24	%(a)	1.37	%(a)	1.64	%(a)
Net investment income	0.56	%(c)	0.42%	0.42%	0.82%		1.02%		0.56%
Portfolio turnover	20.4	%(b)	51.1%	54.3%	37.0%		61.7%		65.1%
Net assets ($ in thousands)	$114,506		$120,150	$142,821	$127,002		$41,806		$21,026

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22%, 1.32% and 1.57% for the years ended December 31, 2013, 2012 and 2011 respectively. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.
(b) Not annualized.
(c) Annualized.
The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	June 30, 2016

1.   SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are series of the Trust:
Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.
Monetta Young Investor Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.
(a) Securities Valuation
Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as level 1 of the fair value hierarchy.
Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.
(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited)	June 30, 2016

(c) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
(d) Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.
(e) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.
The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2015, there were no loss carryforwards.
Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2015, the Funds had no post-October capital losses which were realized after October 31, 2015 and deferred for tax purposes to January 1, 2016. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2015, the Funds did not incur any interest or penalties.
(f) Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.
As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:
		Monetta Young
	Monetta Fund	Investor Fund
Undistributed Ordinary Income	$-	$465
Undistributed Long-Term Capital Gain	108,985	743,648
Other Accumulated Gain (Loss)	-	-
Net Unrealized Appreciation	7,807,292	22,303,546
Total Accumulated Earnings	$7,916,277	$23,047,659

Notes to Financial Statements (Unaudited)	June 30, 2016

The tax character of distributions paid during the period ended June 30, 2016 and the calendar year ended December 31, 2015 were as follows:
		Monetta Young
	Monetta Fund	Investor Fund
2016
Ordinary Income	$-	$-
Long-Term Capital Gain	-	-
Total Distributions to Shareholders	$-	$-

		Monetta Young
	Monetta Fund	Investor Fund
2015
Ordinary Income	$621,643	$569,581
Long-Term Capital Gain	5,380,746	11,164,623
Total Distributions to Shareholders	$6,002,389	$11,734,204

(g) Fair Value Measurements
In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.
• Level 1 - quoted prices in active markets for identical investments;
• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (Unaudited)	June 30, 2016
The following table summarizes the respective Fund's investments at June 30, 2016, based on the inputs used to value them:
INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund
Common Stocks	$47,813,055	$-	$-	$47,813,055
Money Market Funds	$3,444,185	$-	$-	$3,444,185
FUND TOTAL	$51,257,240	$-	$-	$51,257,240
Monetta Young Investor Fund
Common Stocks	$49,394,590	$-	$-	$49,394,590
Exchange Traded Funds	$61,097,060	$-	$-	$61,097,060
Money Market Fund	$3,629,033	$-	$-	$3,629,033
FUND TOTAL	$114,120,683	$-	$-	$114,120,683

Refer to the Funds’ Schedules of Investments for industry classifications.

Transfers are recognized at the end of the reporting period.

There were no transfers between valuation levels during the six-month period ended June 30, 2016.

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the six months ended June 30, 2016, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

		First $300 million in	Next $200 million in	Net assets over
		net assets	net assets	$500 million
	Monetta Fund	0.95%	0.90%	0.85%

	Monetta Young Investor Fund		0.55% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund.
The Fund’s Adviser, Monetta Financial Services, Inc., as of June 30, 2016, owned 4,381 shares or 0.07% of the Monetta Young Investor Fund.

Notes To Financial Statements (Unaudited)	June 30, 2016

3.   CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

		Monetta Young
	Monetta Fund	Investor Fund
2015 Beginning Shares	3,130,981	6,917,338
Shares sold	31,178	1,725,721
Shares issued upon dividend reinvestment	350,940	555,773
Shares redeemed	(214,898)	(2,871,375)
Net increase (decrease) in shares outstanding	167,220	(589,981)
2016 Beginning Shares	3,298,201	6,327,457
Shares sold	19,220	1,511,228
Shares issued upon dividend reinvestment	-	-
Shares redeemed	(117,223)	(1,846,666)
Net increase (decrease) in shares outstanding	(98,003)	(335,438)
Ending Shares	3,200,198	5,992,019

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2016, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities

	Purchases	Sales	Purchases	Sales
Monetta Fund	$-	$-	$29,193,089	$31,310,512
Monetta Young Investor Fund	-	-	23,396,897	31,268,966

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Fund to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Monetta Young Investor Fund are accrued daily. The distributor is Quasar Distributors, LLC.

Notice to Shareholders (Unaudited)	June 30, 2016

Proxy Voting Policies and Proxy Voting Record
The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q Holdings Information
The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Information about the Funds’ Trustees
The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)*             /s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date  _8/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*             /s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date _8/29/16

By (Signature and Title)*             /s/ Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date _8/29/16

* Print the name and title of each signing officer under his or her signature